UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 2, 2005

        CanWest Petroleum Corporation (f/k/a Uranium Power Corporation)

             (Exact name of registrant as specified in its charter)

          Colorado                       0-27659                 98-0461154
          --------                       -------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

206 - 475 Howe Street, Vancouver, British Columbia, Canada         V6C 2B3
-----------------------------------------------------------        -------
          (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (604) 685-8355
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

      On August 2, 2005 the Company issued NorWest Soil Research Ltd. 600,000 shares of Common Stock in settlement of $363,150 in debt owed by Western Petrochemicals Corporation. The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On August 2, 2005 the Company issued the following shares in settlement of debt owed by the Company:

                                         Number of            Debt
                                          Shares             Settled
      Smallcap Partners Inc.              100,000            $36,000
      Avalon Productions Ltd.             100,000            $32,900
      Kuehne Developments Ltd.            100,000            $32,900

The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On August 4, 2005 the Company issued Ottavio Boffo 10,000 shares of Common Stock in settlement of $4,500 in debt owed by the Company. The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On August 8, 2005 the Company issued the following shares of Common Stock pursuant to the exercise of warrants utilizing a cashless exercise feature:

                                  Number       Warrant         Number of
                                 Warrants      Expiry          Shares
Viscount Investments             170,104       Sept 14/05      139,175
JM Investment                    116,655       Nov 3/06         94,455
JM Investment                    61,379        Nov 3/06         43,127
JM Investment                    679,260       Sept 14/05      477,271
Martin Stern                     166,650       Sept 14/05       47,842
Solomon Lesin                    249,975       Sept 14/05      204,525
Zenny Trading                    449,933       Sept 14/05      368,127
Alpha Capital                    1,066,550     Sept 14/05      872,632
Alpha Capital                    333,333       Nov 3/06        272,727
Leon Goldberg                    174,980       Sept 14/05      143,165
Bais Yaakove Moshe               333,333       Nov 3/06        272,727

The shares were issued in reliance on the exemption from registration contained in Section (3)(a)(9) of the Act.

      On August 8, 2005 the Company issued the following shares of Common Stock pursuant to the conversion of $309,722.66 of 7% convertible debentures:

      Monarch Capital Fund       347,584
      Alpha Capital, AG          335,998
      Platinum Partners          366,894
      JM Investors                43,448

The shares were issued in reliance on the exemption from registration contained in Section (3)(a)(9) of the Act.

      On August 9, 2005 the Company issued the following shares of Common Stock pursuant to the exercise of an equal number of warrants at $0.35:

                             Warrant         Number of
                             Expiry           Shares
      Johnathan Mayer       Nov 3/06          29,300

The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On August 10, 2005 the Company issued the following shares of Common Stock pursuant to the exercise of an equal number of warrants at $0.35:

                                  Warrant          Number of
                                   Expiry           Shares
      Tayside Trading Ltd.       Sept 14/05        333,300

The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On August 10, 2005 the Company issued the following shares of Common Stock pursuant to the conversion of $20,833 of 7% convertible debentures:

      JM Investors               71,715

The shares were issued in reliance on the exemption from registration contained in Section (3)(a)(9) of the Act.

      On August 23, 2005 the Company issued JM Investors 54,000 common shares pursuant to the exercise of an equal number of warrants, with an expiry date September 14, 2006, at $0.35 per share. The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On August 30, 2005 the Company issued 188,073 common shares to each of Robert Hodgkinson and Bob Edwards pursuant to the cash-less exercise of 250,000 options each under the 2000 stock option plan. The shares were issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Act.

      On September 8, 2005, the Company issued 76,924 common shares to Mike Marrandino pursuant to the cash-less exercise of 100,000 options each under the 2003(c) stock option plan. The shares were issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Act.

      On September 19, 2005 the Company issued the following shares of common stock pursuant to the bonus share terms in the private placement as described in the Company's Form 10-QSB for the period ended July 31, 2005,

      Ted Woodrow                               8,601
      Tom Kobayashi                             8,601
      Dennis Burdett                           21,503
      John B. Zaozimy                           8,601
      Chris Oddleifson                          4,300
      Wat Capital Corporation                   4,300
      Chris Geoff Hampson                       4,300
      Morquest Trading Co.                     17,203
      Anton (Tony) J. Drescher                 12,902
      Pacific Atlantic Trust Limited            4,300
      Muhahud Verjee                            4,300
      Ken Fielding In trust                     4,300
      677953 BC Ltd.                            2,150
      Brad Aelicks                              4,300
      Karla H. Muir                             4,300
      Robert Pollock                            8,599
      Philip O'Neill                            5,372
      Novadan Capital LP                       59,135
      DCDG, LLC                                 5,375
      Carpe Diem Investments                    2,150
      Joan Walsh                                2,150
      Doug Johnson                             19,353
      James R. Meyers                           5,375
      Mary-Ellen Meyers                        16,665
      Renita Narayan                            1,612
      J. Roderick Matheson                     13,977
      Stephen Mullie                           13,977
      Nor-west Rotors Ltd.                     32,255
      Charles Channing Buckland                21,503
      Dennis Burdett                           10,751
      Rolf Tevely                              10,751
      SDS Capital                              75,263
      Little Wing LP                          117,005
      Tradewinds Fund Ltd.                     22,769

The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On September 23, 2005, the Company issued Larry Thompson 2,333,333 shares of common stock and Waterville Investment Research Inc. 100,000 shares pursuant to settlements. These shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On September 23, 2005, the Company issued MacLauchlan Investments Corporation 26,880 shares of common stock pursuant to the bonus share terms in the private placement as described in the Company's Form 10-QSB for the period ended July 31, 2005. These shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On September 23, 2005, the Company issued the following shares of common stock pursuant to the exercise of warrants:

                      Number of      Exercise      Warrant        Number of
                      Warrants       Price         Expiry         Shares
Alpha Capital         100,000        $0.35         9/14/06        83,323

The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On October 13, 2005 the Company issued the following shares of common stock pursuant to the commission terms in the private placement as described in the Company's Form 10-QSB for the period ended July 31, 2005,

      Murdock Capital Partners Corp.          106,860
      Woodstone Capital Inc.                    5,343
      Bolder Investment Partners               69,459
      Novadan Capital Ltd.                    213,718
      1091096 Ontario Inc.                    158,773
      Primary Venture Corp.                   158,773
      Canaccord Capital Corporation            42,744

The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On October 17, 2005, the Company issued 235,714 common shares to Viscount Investments Ltd. pursuant to the exercise of an equal number of warrants, with an expiry date of April 30, 2006, at $0.35 per share. The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On October 17, 2005, the Company issued 1,500,000 common shares to Monarch Capital Funds Ltd. pursuant to the exercise of an equal number of warrants, with an expiry date of June 9, 2007, at $0.55 per share. The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On October 17, 2005 the Company issued the following shares of common stock pursuant to the conversion of $500,000 of 7% convertible debentures plus interest:

      Monarch Capital Funds Ltd.              855,517

The shares were issued in reliance on the exemption from registration contained in Section (3)(a)(9) of the Act.

      On October 25, 2005 the Company issued the following shares of common stock pursuant to the conversion of $453,333.34 of 7% convertible debentures:

      Alpha Capital                           630,556
      Alpha Capital                           125,000

The shares were issued in reliance on the exemption from registration contained in Section (3)(a)(9) of the Act.

      On October 25, 2005, the Company issued the following shares of common stock pursuant to the exercise of an equal number of warrants:


                                 Exercise     Warrant       Number of
                                 Price        Expiry        Shares
Platinum Partners                $0.55        6/09/07       345,250
Value Arbitrage Fund LP
Platinum Partners                $0.35        4/30/06       654,750
Value Arbitrage Fund LP
Zenny Trading                    $0.35        4/30/06       100,000

The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On October 26, 2005, the Company issued the following shares of common stock pursuant to the exercise of an equal number of warrants:

                                 Exercise     Warrant       Number of
                                 Price        Expiry        Shares
Viscount Investments Ltd.        $0.35        4/30/06       500,000
Viscount Investments Ltd.        $0.35        4/30/06       129,714

The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On October 31, 2005, the Company issued the following shares of common stock pursuant to the exercise of warrants:

                                 Number of    Exercise      Warrant    Number of
                                 Warrants     Price         Expiry     Shares
Alpha Capital                    687,500      $0.55         6/9/07     656,554
Platinum Partners                500,000      $0.55         6/9/07     477,494
Value Arbitrage Fund LP
JM Investors LLC                 500,000      $0.55         6/9/07     477,494

The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On October 31, 2005, the Company issued CEDA International Corporation 33,529 shares of common stock pursuant to the Anhydride settlement. The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On November 7, 2005, the Company issued 86,540 common shares to Viscount Investments Ltd. pursuant to the exercise of an equal number of warrants, with an expiry date of April 30, 2006, at $0.35 per share. The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On November 14, 2005, the Company issued 239,032 common shares to Viscount Investments Ltd. pursuant to the exercise of an equal number of warrants, with an expiry date of April 30, 2006, at $0.35 per share. The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On November 17, 2005, the Company issued 43,415 common shares to each of Primary Venture Corporation and Ocean Challenge Fisheries, Inc. pursuant to the cash-less exercise of 100,000 options each under the 2000 stock option plan. The shares were issued in reliance on the exemption from registration contained in
Section 3(a)(9) of the Act.

      On November 21, 2005, the Company issued 362,500 common shares to Viscount Investments Ltd. pursuant to the exercise of an equal number of warrants, with an expiry date of June 9, 2007, at $0.45 per share. The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On November 21, 2005, the Company issued 779,750 common shares to Platinum Partners Value Arbitrage Fund, LP pursuant to the exercise of an equal number of warrants, with an expiry date June 9, 2007, at $0.55 per share. The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.

      On November 30, 2005 the Company issued the following shares of common stock pursuant to the conversion of $50,000 of 7% convertible debentures:

      JM Investors                            83,333

The shares were issued in reliance on the exemption from registration contained in Section (3)(a)(9) of the Act.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CanWest Petroleum Corporation
                                                       (Registrant)

Date: December 5, 2005                        /s/ Thornton J. Donaldson
                                              -----------------------------
                                              Name: Thornton J. Donaldson
                                              Title: President